Income Taxes (Tables)	12 Months Ended
Dec. 31, 2014
Income Taxes Tables
Summary of income tax expense

The income tax expense is reconciled per the schedule below:

	2014	2013

Net loss before income taxes	$(479,341)	$(35,008)

Fair value of services rendered by shareholder	45,269	48,548
Capital assets	(72)	55
Non-deductible portion of meals and entertainment	17	27
Transaction costs	233,738	-
Other adjustments	-	(1,190)

Adjusted net income (loss) for tax purposes	(200,389)	12,432

Statutory rate	23.61%	15.50%

	$(47,306)	$1,927

Valuation allowance	47,306	-
Provision for (recovery of) income taxes	$-	$1,927

Deferred income tax assets

The tax effects of temporary differences that give rise to the deferred income tax assets at December 31, 2014 and 2013 are as follows:

	2014	2013

Non-capital loss carry forwards	$47,312	$-
Transaction costs	45,597	-
	92,909	-
Deferred tax assets not recognized	(92,909)	-

Net expected deferred income tax recovery	$-	$-